Exhibit 10.14

AGREEMENT AND AMENDMENT NO. 7

This AGREEMENT AND AMENDMENT NO. 7 (this “Seventh Amendment”) is made this 19th day of September, 2021 by and between Oramed Ltd., a company incorporated under the laws of the State of Israel, # 513976712 with an address at Mamilla, 20, Jerusalem, Israel 9414904 (the “Company”), and KNRY, Ltd., a company incorporated under the laws of the State of Israel, # 513836502 with an address at 2 Elza Street, Jerusalem, Israel 93706 (the “Consultant”).

WHEREAS:

A. The Company and the Consultant are parties to that certain consulting agreement dated as of July 1, 2008 as amended on July 13, 2013, on November 13, 2014, on July 21, 2015, on June 27, 2016, on June 30, 2017 and on January 10, 2020 (collectively, the “Consulting Agreement”), for services to be provided by Dr. Miriam Kidron Israeli I.D. number 9665993 (“Miriam”); and

B. The Company and the Consultant wish to amend the Consulting Agreement to revise the terms of the Consultant compensation thereunder.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

1.	Amendment to Section 6. Section 6 of the Consulting Agreement is hereby amended and restated in its entirety to read as follows:

“Compensation. Effective September 1, 2021 (inclusive), the Company shall pay to the Consultant in consideration for the performance of the Consulting Services, a gross monthly amount of 106,400 + VAT (the “Consideration”), subject to the receipt by the Company of an invoice from the Consultant. Each of the Consultant and Miriam hereby declares that neither of them has, nor shall have in the future, any claims or demands in respect of amounts paid prior to May 2008.”

2.	Ratification. As amended hereby, the Consulting Agreement is ratified and confirmed and all other terms and conditions remain in full force and effect.

[Signature page follows.]

IN WITNESS WHEREOF the parties hereto have executed this Seventh Amendment effective as of the date and year first above written.

ORAMED LTD.		KNRY LTD.

Per:	/s/ David Silberman	/s/ Miriam Kidron
Name:	David Silberman	Name:	Miriam Kidron
Title:	Chief Financial Officer and Secretary